Exhibit 99.2

American Financial Group, Inc.

Investor Supplement - Third Quarter 2023

November 1, 2023

American Financial Group, Inc.

Corporate Headquarters

Great American Insurance Group Tower

301 E Fourth Street

Cincinnati, OH 45202

513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Third Quarter 2023

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Nine Months Ended
	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	9/30/23	9/30/22
Highlights
Net earnings	$177	$200	$212	$276	$165	$589	$622
Core net operating earnings	208	202	247	255	192	657	738
Total assets	30,825	29,048	28,481	28,831	29,532	30,825	29,532
Adjusted shareholders’ equity (a)	4,536	4,490	4,375	4,578	4,515	4,536	4,515
Property and Casualty net written premiums	2,061	1,667	1,519	1,338	1,984	5,247	4,868
Per share data
Diluted earnings per share	$2.09	$2.34	$2.49	$3.24	$1.93	$6.93	$7.29
Core net operating earnings per share	2.45	2.38	2.89	2.99	2.24	7.72	8.65
Adjusted book value per share (a)	53.90	52.90	51.37	53.73	53.03	53.90	53.03
Dividends per common share	0.63	0.63	4.63	2.63	0.56	5.89	11.68
Financial ratios
Annualized return on equity (b)	15.7%	17.9%	18.9%	24.2%	14.7%	17.4%	17.6%
Annualized core operating return on equity (b)	18.3%	18.2%	22.0%	22.3%	17.1%	19.4%	20.9%
Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	66.7%	60.2%	57.0%	60.8%	66.4%	61.8%	59.1%
Underwriting expense ratio	25.5%	31.7%	32.2%	25.8%	24.7%	29.5%	28.3%

Combined ratio - Specialty	92.2%	91.9%	89.2%	86.6%	91.1%	91.3%	87.4%

(a)	Excludes unrealized gains (losses) related to fixed maturity investments, a reconciliation to the GAAP measure is on page 13.
(b)	Excludes accumulated other comprehensive income.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	9/30/23	9/30/22
Property and Casualty Insurance
Underwriting profit	$142	$124	$154	$218	$155	$420	$558
Net investment income	170	191	207	159	145	568	524
Other income (expense)	(14)	(16)	(11)	(14)	(11)	(41)	(26)

Property and Casualty Insurance operating earnings	298	299	350	363	289	947	1,056
Interest expense of parent holding companies	(19)	(19)	(19)	(20)	(19)	(57)	(65)
Other expense	(22)	(22)	(23)	(25)	(26)	(67)	(61)

Pretax core operating earnings	257	258	308	318	244	823	930
Income tax expense	49	56	61	63	52	166	192

Core net operating earnings	208	202	247	255	192	657	738
Non-core items, net of tax:
Realized gains (losses) on securities	(15)	(1)	(37)	21	(28)	(53)	(113)
Realized loss on subsidiaries	(4)	—	—	—	—	(4)	—
Special A&E charges - Former Railroad and Manufacturing operations	(12)	—	—	—	—	(12)	—
Gain (loss) on retirement of debt	—	(1)	2	—	1	1	(7)
Other non-core items	—	—	—	—	—	—	4

Net earnings	$177	$200	$212	$276	$165	$589	$622

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Nine Months Ended
	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	9/30/23	9/30/22
Core net operating earnings	$208	$202	$247	$255	$192	$657	$738

Net earnings	$177	$200	$212	$276	$165	$589	$622

Average number of diluted shares	84.745	85.172	85.378	85.350	85.365	85.096	85.315
Diluted earnings per share:
Core net operating earnings per share	$2.45	$2.38	$2.89	$2.99	$2.24	$7.72	$8.65
Realized gains (losses) on securities	(0.17)	(0.02)	(0.42)	0.25	(0.32)	(0.61)	(1.32)
Realized loss on subsidiaries	(0.04)	—	—	—	—	(0.04)	—
Special A&E charges - Former Railroad and Manufacturing operations	(0.15)	—	—	—	—	(0.15)	—
Gain (loss) on retirement of debt	—	(0.02)	0.02	—	0.01	0.01	(0.09)
Other non-core items	—	—	—	—	—	—	0.05

Diluted earnings per share	$2.09	$2.34	$2.49	$3.24	$1.93	$6.93	$7.29

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	9/30/23	9/30/22
Property and Transportation	$42	$32	$43	$68	$39	$117	$140
Specialty Casualty	78	95	88	128	118	261	372
Specialty Financial	29	10	26	33	15	65	81
Other Specialty	(6)	(14)	(2)	(12)	(14)	(22)	(30)

Underwriting profit - Specialty	143	123	155	217	158	421	563
Other core charges, included in loss and LAE	(1)	1	(1)	1	(3)	(1)	(5)

Underwriting profit - Property and Casualty Insurance	$142	$124	$154	$218	$155	$420	$558

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$2	$—	$(13)	$18	$2	$18
Catastrophe losses	56	51	31	24	33	138	64

Total current accident year catastrophe losses	$56	$53	$31	$11	$51	$140	$82

Prior year loss reserve development (favorable) / adverse	$(43)	$(62)	$(63)	$(59)	$(53)	$(168)	$(226)

Combined ratio:
Property and Transportation	94.8%	94.2%	91.0%	90.0%	95.4%	93.6%	92.2%
Specialty Casualty	89.4%	86.6%	87.5%	81.3%	82.6%	87.8%	81.1%
Specialty Financial	87.6%	95.0%	86.5%	83.1%	91.3%	89.6%	83.9%
Other Specialty	109.8%	122.2%	103.5%	118.1%	122.7%	111.9%	116.9%
Combined ratio - Specialty	92.2%	91.9%	89.2%	86.6%	91.1%	91.3%	87.4%
Other core charges	0.1%	(0.2%)	0.1%	(0.1%)	0.1%	0.0%	0.1%

Combined ratio	92.3%	91.7%	89.3%	86.5%	91.2%	91.3%	87.5%

P&C combined ratio excl. catastrophe losses and prior year reserve development	91.5%	92.4%	91.5%	89.3%	91.7%	91.9%	90.9%

Loss and LAE components:
Current accident year, excluding catastrophe losses	66.0%	60.7%	59.3%	63.5%	67.0%	62.4%	62.6%
Current accident year catastrophe losses	3.1%	3.5%	2.2%	0.8%	2.5%	2.9%	1.7%
Prior accident year loss reserve development	(2.3%)	(4.2%)	(4.4%)	(3.6%)	(3.0%)	(3.5%)	(5.1%)

Loss and LAE ratio	66.8%	60.0%	57.1%	60.7%	66.5%	61.8%	59.2%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	9/30/23	9/30/22
Gross written premiums	$3,140	$2,369	$2,155	$1,845	$3,153	$7,664	$7,212
Ceded reinsurance premiums	(1,079)	(702)	(636)	(507)	(1,169)	(2,417)	(2,344)

Net written premiums	2,061	1,667	1,519	1,338	1,984	5,247	4,868
Change in unearned premiums	(206)	(160)	(82)	285	(217)	(448)	(406)

Net earned premiums	1,855	1,507	1,437	1,623	1,767	4,799	4,462
Loss and LAE	1,238	906	819	987	1,173	2,963	2,638
Underwriting expense	474	478	463	419	436	1,415	1,261

Underwriting profit	$143	$123	$155	$217	$158	$421	$563

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$2	$—	$(13)	$18	$2	$18
Catastrophe losses	56	51	31	24	33	138	64

Total current accident year catastrophe losses	$56	$53	$31	$11	$51	$140	$82

Prior year loss reserve development (favorable) / adverse	$(44)	$(61)	$(64)	$(58)	$(56)	$(169)	$(231)

Combined ratio:
Loss and LAE ratio	66.7%	60.2%	57.0%	60.8%	66.4%	61.8%	59.1%
Underwriting expense ratio	25.5%	31.7%	32.2%	25.8%	24.7%	29.5%	28.3%

Combined ratio	92.2%	91.9%	89.2%	86.6%	91.1%	91.3%	87.4%

Specialty combined ratio excl. catastrophe losses and prior year reserve development	91.5%	92.4%	91.5%	89.3%	91.7%	91.9%	90.9%

Loss and LAE components:
Current accident year, excluding catastrophe losses	66.0%	60.7%	59.3%	63.5%	67.0%	62.4%	62.6%
Current accident year catastrophe losses	3.0%	3.5%	2.2%	0.9%	2.5%	2.9%	1.7%
Prior accident year loss reserve development	(2.3%)	(4.0%)	(4.5%)	(3.6%)	(3.1%)	(3.5%)	(5.2%)

Loss and LAE ratio	66.7%	60.2%	57.0%	60.8%	66.4%	61.8%	59.1%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	9/30/23	9/30/22
Gross written premiums	$1,592	$1,059	$872	$601	$1,737	$3,523	$3,459
Ceded reinsurance premiums	(687)	(391)	(320)	(178)	(778)	(1,398)	(1,367)

Net written premiums	905	668	552	423	959	2,125	2,092
Change in unearned premiums	(77)	(134)	(77)	259	(102)	(288)	(287)

Net earned premiums	828	534	475	682	857	1,837	1,805
Loss and LAE	636	346	289	489	663	1,271	1,246
Underwriting expense	150	156	143	125	155	449	419

Underwriting profit	$42	$32	$43	$68	$39	$117	$140

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$(1)	$4	$—	$4
Catastrophe losses	14	15	19	8	9	48	34

Total current accident year catastrophe losses	$14	$15	$19	$7	$13	$48	$38

Prior year loss reserve development (favorable) / adverse	$(14)	$(21)	$(37)	$(13)	$(15)	$(72)	$(79)

Combined ratio:
Loss and LAE ratio	76.8%	64.8%	60.9%	71.8%	77.3%	69.2%	69.0%
Underwriting expense ratio	18.0%	29.4%	30.1%	18.2%	18.1%	24.4%	23.2%

Combined ratio	94.8%	94.2%	91.0%	90.0%	95.4%	93.6%	92.2%

Combined ratio excl. catastrophe losses and prior year reserve development	94.8%	95.1%	94.8%	90.8%	95.8%	94.8%	94.6%

Loss and LAE components:
Current accident year, excluding catastrophe losses	76.8%	65.7%	64.7%	72.6%	77.7%	70.4%	71.4%
Current accident year catastrophe losses	1.7%	2.9%	4.0%	1.0%	1.4%	2.7%	2.0%
Prior accident year loss reserve development	(1.7%)	(3.8%)	(7.8%)	(1.8%)	(1.8%)	(3.9%)	(4.4%)

Loss and LAE ratio	76.8%	64.8%	60.9%	71.8%	77.3%	69.2%	69.0%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	9/30/23	9/30/22
Gross written premiums	$1,226	$1,012	$1,061	$1,007	$1,184	$3,299	$3,108
Ceded reinsurance premiums	(397)	(319)	(339)	(352)	(407)	(1,055)	(1,035)

Net written premiums	829	693	722	655	777	2,244	2,073
Change in unearned premiums	(95)	18	(18)	31	(100)	(95)	(100)

Net earned premiums	734	711	704	686	677	2,149	1,973
Loss and LAE	463	421	417	381	374	1,301	1,072
Underwriting expense	193	195	199	177	185	587	529

Underwriting profit	$78	$95	$88	$128	$118	$261	$372

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$2	$—	$(1)	$1	$2	$1
Catastrophe losses	17	6	3	8	2	26	3

Total current accident year catastrophe losses	$17	$8	$3	$7	$3	$28	$4

Prior year loss reserve development (favorable) / adverse	$(22)	$(24)	$(27)	$(50)	$(42)	$(73)	$(140)

Combined ratio:
Loss and LAE ratio	63.1%	59.2%	59.2%	55.4%	55.3%	60.5%	54.3%
Underwriting expense ratio	26.3%	27.4%	28.3%	25.9%	27.3%	27.3%	26.8%

Combined ratio	89.4%	86.6%	87.5%	81.3%	82.6%	87.8%	81.1%

Combined ratio excl. catastrophe losses and prior year reserve development	90.0%	89.0%	90.9%	87.5%	88.5%	90.0%	88.1%

Loss and LAE components:
Current accident year, excluding catastrophe losses	63.7%	61.6%	62.6%	61.6%	61.2%	62.7%	61.3%
Current accident year catastrophe losses	2.3%	1.0%	0.4%	1.1%	0.4%	1.2%	0.1%
Prior accident year loss reserve development	(2.9%)	(3.4%)	(3.8%)	(7.3%)	(6.3%)	(3.4%)	(7.1%)

Loss and LAE ratio	63.1%	59.2%	59.2%	55.4%	55.3%	60.5%	54.3%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	9/30/23	9/30/22
Gross written premiums	$322	$298	$222	$237	$232	$842	$645
Ceded reinsurance premiums	(61)	(58)	(38)	(38)	(56)	(157)	(133)

Net written premiums	261	240	184	199	176	685	512
Change in unearned premiums	(29)	(45)	12	(6)	(5)	(62)	(7)

Net earned premiums	232	195	196	193	171	623	505
Loss and LAE	93	79	71	66	80	243	172
Underwriting expense	110	106	99	94	76	315	252

Underwriting profit	$29	$10	$26	$33	$15	$65	$81

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$(10)	$13	$—	$13
Catastrophe losses	22	19	4	7	21	45	26

Total current accident year catastrophe losses	$22	$19	$4	$(3)	$34	$45	$39

Prior year loss reserve development (favorable) / adverse	$(10)	$(11)	$(3)	$(8)	$(11)	$(24)	$(39)

Combined ratio:
Loss and LAE ratio	39.8%	40.9%	36.0%	33.8%	47.2%	39.0%	34.1%
Underwriting expense ratio	47.8%	54.1%	50.5%	49.3%	44.1%	50.6%	49.8%

Combined ratio	87.6%	95.0%	86.5%	83.1%	91.3%	89.6%	83.9%

Combined ratio excl. catastrophe losses and prior year reserve development	82.5%	91.1%	85.7%	85.3%	82.4%	86.2%	85.7%

Loss and LAE components:
Current accident year, excluding catastrophe losses	34.7%	37.0%	35.2%	36.0%	38.3%	35.6%	35.9%
Current accident year catastrophe losses	9.3%	9.6%	2.2%	1.9%	15.2%	7.2%	6.0%
Prior accident year loss reserve development	(4.2%)	(5.7%)	(1.4%)	(4.1%)	(6.3%)	(3.8%)	(7.8%)

Loss and LAE ratio	39.8%	40.9%	36.0%	33.8%	47.2%	39.0%	34.1%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	9/30/23	9/30/22
Gross written premiums	$—	$—	$—	$—	$—	$—	$—
Ceded reinsurance premiums	66	66	61	61	72	193	191

Net written premiums	66	66	61	61	72	193	191
Change in unearned premiums	(5)	1	1	1	(10)	(3)	(12)

Net earned premiums	61	67	62	62	62	190	179
Loss and LAE	46	60	42	51	56	148	148
Underwriting expense	21	21	22	23	20	64	61

Underwriting profit (loss)	$(6)	$(14)	$(2)	$(12)	$(14)	$(22)	$(30)

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$(1)	$—	$—	$—
Catastrophe losses	3	11	5	1	1	19	1

Total current accident year catastrophe losses	$3	$11	$5	$—	$1	$19	$1

Prior year loss reserve development (favorable) / adverse	$2	$(5)	$3	$13	$12	$—	$27

Combined ratio:
Loss and LAE ratio	76.2%	91.1%	69.0%	83.3%	89.3%	78.9%	82.2%
Underwriting expense ratio	33.6%	31.1%	34.5%	34.8%	33.4%	33.0%	34.7%

Combined ratio	109.8%	122.2%	103.5%	118.1%	122.7%	111.9%	116.9%

Combined ratio excl. catastrophe losses and prior year reserve development	101.2%	111.7%	92.0%	98.5%	100.7%	101.7%	100.8%

Loss and LAE components:
Current accident year, excluding catastrophe losses	67.6%	80.6%	57.5%	63.7%	67.3%	68.7%	66.1%
Current accident year catastrophe losses	4.9%	18.0%	7.5%	0.7%	1.1%	10.3%	0.4%
Prior accident year loss reserve development	3.7%	(7.5%)	4.0%	18.9%	20.9%	(0.1%)	15.7%

Loss and LAE ratio	76.2%	91.1%	69.0%	83.3%	89.3%	78.9%	82.2%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22
Assets:
Total cash and investments	$14,794	$14,489	$14,451	$14,512	$14,322	$14,268
Recoverables from reinsurers	4,421	3,852	3,838	3,977	4,108	3,567
Prepaid reinsurance premiums	1,223	1,112	1,021	917	1,180	1,006
Agents’ balances and premiums receivable	2,088	1,796	1,459	1,339	1,698	1,623
Deferred policy acquisition costs	324	316	285	288	292	293
Assets of managed investment entities	4,871	5,235	5,391	5,447	5,099	5,218
Other receivables	1,377	721	637	886	1,328	740
Other assets	1,422	1,281	1,153	1,219	1,259	1,123
Goodwill	305	246	246	246	246	246

Total assets	$30,825	$29,048	$28,481	$28,831	$29,532	$28,084

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$12,891	$11,925	$11,761	$11,974	$12,067	$11,201
Unearned premiums	3,997	3,686	3,435	3,246	3,785	3,397
Payable to reinsurers	1,398	1,038	911	1,035	1,366	971
Liabilities of managed investment entities	4,728	5,098	5,258	5,332	5,002	5,133
Long-term debt	1,474	1,474	1,478	1,496	1,533	1,542
Other liabilities	2,356	1,834	1,697	1,696	1,847	1,773

Total liabilities	$26,844	$25,055	$24,540	$24,779	$25,600	$24,017
Shareholders’ equity:
Common stock	$84	$85	$85	$85	$85	$85
Capital surplus	1,372	1,377	1,374	1,368	1,358	1,351
Retained earnings	3,095	3,042	2,933	3,142	3,091	2,979
Unrealized gains (losses) - fixed maturities	(521)	(464)	(413)	(497)	(554)	(326)
Unrealized gains (losses) - fixed maturity-related cash flow hedges	(34)	(33)	(21)	(29)	(29)	(8)
Other comprehensive income (loss), net of tax	(15)	(14)	(17)	(17)	(19)	(14)

Total shareholders’ equity	3,981	3,993	3,941	4,052	3,932	4,067

Total liabilities and equity	$30,825	$29,048	$28,481	$28,831	$29,532	$28,084

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22
Shareholders’ equity	$3,981	$3,993	$3,941	$4,052	$3,932	$4,067
Unrealized (gains) losses related to fixed maturities	555	497	434	526	583	334

Adjusted shareholders’ equity	4,536	4,490	4,375	4,578	4,515	4,401
Goodwill	(305)	(246)	(246)	(246)	(246)	(246)
Intangibles	(217)	(102)	(105)	(108)	(111)	(101)

Tangible adjusted shareholders’ equity	$4,014	$4,142	$4,024	$4,224	$4,158	$4,054

Common shares outstanding	84.136	84.859	85.172	85.204	85.141	85.154
Book value per share:
Book value per share	$47.31	$47.06	$46.27	$47.56	$46.18	$47.76
Adjusted (a)	53.90	52.90	51.37	53.73	53.03	51.68
Tangible, adjusted (b)	47.71	48.80	47.25	49.58	48.84	47.60
Market capitalization
AFG’s closing common share price	$111.67	$118.75	$121.50	$137.28	$122.93	$138.81
Market capitalization	$9,395	$10,077	$10,348	$11,697	$10,466	$11,820
Price / Adjusted book value ratio	2.07	2.24	2.37	2.56	2.32	2.69

(a)	Excludes unrealized gains (losses) related to fixed maturity investments.
(b)	Excludes unrealized gains (losses) related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22
AFG senior obligations	$823	$823	$828	$846	$884	$893
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	$823	$823	$828	$846	$884	$893
AFG subordinated debentures	675	675	675	675	675	675

Total principal amount of long-term debt	$1,498	$1,498	$1,503	$1,521	$1,559	$1,568
Shareholders’ equity	3,981	3,993	3,941	4,052	3,932	4,067
Less:
Unrealized (gains) losses related to fixed maturity investments	555	497	434	526	583	334

Total adjusted capital	$6,034	$5,988	$5,878	$6,099	$6,074	$5,969

Ratio of debt to total adjusted capital:
Including subordinated debt	24.8%	25.0%	25.6%	24.9%	25.7%	26.3%
Excluding subordinated debt	13.6%	13.7%	14.1%	13.9%	14.6%	15.0%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	9/30/23	9/30/22
Property and Casualty Insurance
Paid Losses (GAAP)	$805	$802	$881	$914	$776	$2,488	$2,168

	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22
GAAP Equity (excluding AOCI)
Property and Casualty Insurance	$5,786	$5,581	$5,392	$5,433	$5,527	$5,399
Parent and other subsidiaries	(1,235)	(1,077)	(1,000)	(838)	(993)	(984)

AFG GAAP Equity (excluding AOCI)	$4,551	$4,504	$4,392	$4,595	$4,534	$4,415

Allowable dividends without regulatory approval
Property and Casualty Insurance	$887	$887	$887	$887	$843	$843

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - September 30, 2023
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,074	$147	$—	$1,221	8%
Fixed maturities - Available for sale	9,761	170	—	9,931	67%
Fixed maturities - Trading	51	—	—	51	1%
Equity securities - Common stocks	588	—	—	588	4%
Equity securities - Perpetual preferred	419	—	—	419	3%
Investments accounted for using the equity method	1,806	1	—	1,807	12%
Mortgage loans	644	—	—	644	4%
Real estate and other investments	181	95	(143)	133	1%

Total cash and investments	$14,524	$413	$(143)	$14,794	100%

	Carrying Value - December 31, 2022
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$622	$250	$—	$872	6%
Fixed maturities - Available for sale	9,505	590	—	10,095	70%
Fixed maturities - Trading	32	—	—	32	0%
Equity securities - common stocks	553	—	—	553	4%
Equity securities - perpetual preferred	457	—	—	457	3%
Investments accounted for using the equity method	1,699	1	—	1,700	12%
Mortgage loans	676	—	—	676	4%
Real estate and other investments	153	89	(115)	127	1%

Total cash and investments	$13,697	$930	$(115)	$14,512	100%

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	9/30/23	9/30/22
Property and Casualty Insurance:
Gross investment income excluding alternative investments
Fixed maturities	$121	$117	$112	$107	$93	$350	$250
Equity securities	8	8	9	13	8	25	23
Other investments (a)	19	16	13	14	12	48	26

Gross investment income excluding alternative investments	148	141	134	134	113	423	299
Gross investment income from alternative investments (b)	25	55	78	28	36	158	237

Total gross investment income	173	196	212	162	149	581	536
Investment expenses	(3)	(5)	(5)	(3)	(4)	(13)	(12)

Total net investment income	$170	$191	$207	$159	$145	$568	$524

Average cash and investments (c)	$14,899	$14,498	$14,350	$14,304	$14,105	$14,624	$13,981

Average yield - fixed maturities before inv expenses (d)	4.68%	4.62%	4.40%	4.15%	3.73%	4.56%	3.43%
Average yield - overall portfolio, net (d)	4.56%	5.27%	5.77%	4.45%	4.11%	5.18%	5.00%
Average tax equivalent yield - overall portfolio, net (d)	4.63%	5.34%	5.83%	4.53%	4.21%	5.25%	5.10%
AFG consolidated net investment income:
Property & Casualty core	$170	$191	$207	$159	$145	$568	$524
Parent & other	10	12	11	9	10	33	15
Consolidate CLOs	(12)	(5)	(1)	—	(4)	(18)	10

Total net investment income	$168	$198	$217	$168	$151	$583	$549

Average cash and investments (c)	$15,264	$15,025	$15,058	$15,083	$14,852	$15,161	$15,254

Average yield - overall portfolio, net (d)	4.40%	5.27%	5.76%	4.46%	4.07%	5.13%	4.80%
Average yield - fixed maturities before inv expenses (d)	4.74%	4.67%	4.43%	4.19%	3.74%	4.60%	3.32%

(a)	Includes income from mortgage loans, real estate, short-term investments, and cash equivalents.

(b)	Investment income on alternative investments is detailed on page 18.

(c)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.

(d)	Average yield is calculated by dividing investment income for the period by the average balance.

American Financial Group, Inc. Alternative Investments ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	9/30/23	9/30/22
Property and Casualty Insurance:
Net Investment Income
Convertible fixed maturities MTM through investment income	$ (11)	$8	$4	$—	$—	$1	$—
Equity securities MTM through investment income (a)	7	14	16	7	(5)	37	1
Investments accounted for using the equity method (b)	17	28	57	21	37	102	246
AFG managed CLOs (eliminated in consolidation)	12	5	1	—	4	18	(10)

Total Property & Casualty	$25	$55	$78	$28	$36	$158	$237

Investments
Convertible fixed maturities MTM through investment income	$17	$28	$19	$—	$—	$17	$—
Equity securities MTM through investment income (a)	411	423	377	332	289	411	289
Investments accounted for using the equity method (b)	1,806	1,755	1,732	1,699	1,661	1,806	1,661
AFG managed CLOs (eliminated in consolidation)	143	136	132	115	97	143	97

Total Property & Casualty	$2,377	$2,342	$2,260	$2,146	$2,047	$2,377	$2,047

Annualized Return—Property & Casualty	4.2%	9.6%	14.2%	5.3%	7.1%	9.2%	16.1%
AFG Consolidated:
Net Investment Income
Convertible fixed maturities MTM through investment income	$ (11)	$8	$4	$—	$—	$1	$—
Equity securities MTM through investment income (a)	7	14	16	7	(5)	37	1
Investments accounted for using the equity method (b)	17	28	57	21	37	102	246
AFG managed CLOs (eliminated in consolidation)	12	5	1	—	4	18	(10)

Total AFG Consolidated	$25	$55	$78	$28	$36	$158	$237

Investments
Convertible fixed maturities MTM through investment income	$17	$28	$19	$—	$—	$17	$—
Equity securities MTM through investment income (a)	411	423	377	332	289	411	289
Investments accounted for using the equity method (b)	1,807	1,756	1,733	1,700	1,661	1,807	1,661
AFG managed CLOs (eliminated in consolidation)	143	136	132	115	97	143	97

Total AFG Consolidated	$2,378	$2,343	$2,261	$2,147	$2,047	$2,378	$2,047

Annualized Return—AFG Consolidated	4.2%	9.6%	14.2%	5.3%	7.1%	9.2%	16.1%

(a)

AFG records holding gains and losses in net investment income on its portfolio of limited partnerships and similar investments that do not qualify for equity method accounting and certain other securities classified at purchase as “fair value through net investment income.”

(b)	The majority of AFG’s investments accounted for using the equity method mark their underlying assets to market through net income.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions )

September 30, 2023	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$240	$229	$(11)	2%	2%
States, municipalities and political subdivisions	986	911	(75)	9%	6%
Foreign government	274	264	(10)	3%	2%
Residential mortgage-backed securities	1,813	1,619	(194)	16%	11%
Commercial mortgage-backed securities	78	76	(2)	1%	1%
Collateralized loan obligations	1,754	1,723	(31)	17%	12%
Other asset-backed securities	2,436	2,277	(159)	23%	15%
Corporate and other bonds	3,060	2,883	(177)	29%	19%

Total AFG consolidated	$10,641	$9,982	$(659)	100%	68%

Approximate duration - P&C	3.1 years
Approximate duration - P&C including cash	2.8 years
December 31, 2022	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$233	$219	$(14)	2%	2%
States, municipalities and political subdivisions	1,234	1,186	(48)	12%	8%
Foreign government	266	252	(14)	2%	2%
Residential mortgage-backed securities	1,755	1,598	(157)	16%	11%
Commercial mortgage-backed securities	88	85	(3)	1%	1%
Collateralized loan obligations	1,987	1,921	(66)	19%	13%
Other asset-backed securities	2,428	2,245	(183)	22%	15%
Corporate and other bonds	2,766	2,621	(145)	26%	18%

Total AFG consolidated	$10,757	$10,127	$(630)	100%	70%

Approximate duration - P&C	3.1 years
Approximate duration - P&C including cash	2.9 years

(a)	Book Value is amortized cost, net of allowance for expected credit losses.

Appendix A American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 9/30/2023 ($ in millions)

	Fair Value by Type
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$—	$322	$247	$1,317	$65	$1,534	$893	$22	$4,400	44%
AA	229	535	9	98	7	169	298	157	1,502	15%
A	—	44	4	27	1	18	484	788	1,366	14%
BBB	—	8	4	—	—	—	480	1,547	2,039	20%

Subtotal - Investment grade	229	909	264	1,442	73	1,721	2,155	2,514	9,307	93%
BB	—	—	—	7	3	—	7	202	219	2%
B	—	—	—	7	—	—	2	69	78	1%
CCC, CC, C	—	—	—	91	—	—	4	6	101	1%
D	—	—	—	8	—	—	—	2	10	0%

Subtotal - Non-Investment grade	—	—	—	113	3	—	13	279	408	4%
Not Rated (b)	—	2	—	64	—	2	109	90	267	3%

Total	$229	$911	$264	$1,619	$76	$1,723	$2,277	$2,883	$9,982	100%

	Fair Value by Type
NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$229	$904	$218	$1,561	$73	$1,665	$1,699	$983	$7,332	75%
2	—	7	—	9	—	—	480	1,562	2,058	21%

Subtotal	229	911	218	1,570	73	1,665	2,179	2,545	9,390	96%
3	—	—	—	1	3	—	7	202	213	2%
4	—	—	—	—	—	—	2	74	76	1%
5	—	—	—	2	—	—	9	44	55	1%
6	—	—	—	1	—	—	—	2	3	0%

Subtotal	—	—	—	4	3	—	18	322	347	4%
Total insurance companies	$229	$911	$218	$1,574	$76	$1,665	$2,197	$2,867	$9,737	100%

No NAIC designation (c)	—	—	—	—	—	2	8	11	21
Non-Insurance and Foreign Companies (d)	—	—	46	45	—	56	72	5	224

Total	$229	$911	$264	$1,619	$76	$1,723	$2,277	$2,883	$9,982

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)

For ABS, 88% are NAIC 1 and 5% are NAIC 5. For Corp/Oth, 17% are NAIC 1, 23% NAIC 2, 41% NAIC 5 and 12% do not have a designation. For Total, 60% are NAIC 1, 11% NAIC 2, 16% NAIC 5 and 8% do not have a designation.

(c)	Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d)	98% are investment grade rated.

Appendix B American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2022 ($ in millions)

	Fair Value by Type
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$219	$477	$239	$1,317	$63	$1,708	$860	$24	$4,907	49%
AA	—	648	9	6	14	169	347	163	1,356	13%
A	—	50	4	76	2	41	475	670	1,318	13%
BBB	—	7	—	—	3	—	443	1,287	1,740	17%

Subtotal - Investment grade	219	1,182	252	1,399	82	1,918	2,125	2,144	9,321	92%
BB	—	—	—	8	3	—	8	200	219	2%
B	—	—	—	8	—	—	1	51	60	1%
CCC, CC, C	—	—	—	103	—	—	5	1	109	1%
D	—	—	—	8	—	—	—	—	8	0%

Subtotal - Non-Investment grade	—	—	—	127	3	—	14	252	396	4%
Not Rated (b)	—	4	—	72	—	3	106	225	410	4%

Total	$219	$1,186	$252	$1,598	$85	$1,921	$2,245	$2,621	$10,127	100%

	Fair Value by Type
NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$219	$1,178	$213	$1,506	$82	$1,627	$1,657	$878	$7,360	78%
2	—	8	—	11	—	—	443	1,310	1,772	19%

Subtotal	219	1,186	213	1,517	82	1,627	2,100	2,188	9,132	97%
3	—	—	—	1	3	—	8	239	251	3%
4	—	—	—	—	—	—	1	46	47	0%
5	—	—	—	3	—	—	10	22	35	0%
6	—	—	—	1	—	—	—	—	1	0%

Subtotal	—	—	—	5	3	—	19	307	334	3%
Total insurance companies	$219	$1,186	$213	$1,522	$85	$1,627	$2,119	$2,495	$9,466	100%

No NAIC designation (c)	—	—	—	—	—	3	—	20	23
Non-Insurance and Foreign Companies (d)	—	—	39	76	—	291	126	106	638
Total	$219	$1,186	$252	$1,598	$85	$1,921	$2,245	$2,621	$10,127

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 95% are NAIC 1 and 5% are NAIC 5.

For Corp/Oth, 44% are held by non-insurance companies, 11% are NAIC 1, 12% NAIC 2 and 16% NAIC 3.

For Total, 46% are NAIC 1, 7% NAIC 2, 9% NAIC 3 and 26% are held by non-insurance companies.

(c)	Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d)	76% are investment grade rated.

Appendix C American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 9/30/2023 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Asset Managers	Banking	Technology	Insurance	Consumer	Other Financials	Utilities	REITs	Autos	Basic Industry	Retailers	Media	Capital Goods	Other	Total	% Total
Investment Grade
AAA	$—	$—	$11	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$11	$22	1%
AA	5	—	17	42	39	27	5	—	—	—	9	—	—	13	157	5%
A	32	161	55	144	45	32	73	53	68	11	17	3	38	56	788	27%
BBB	516	192	143	34	49	88	65	70	58	108	31	44	38	111	1,547	54%

Subtotal	553	353	226	220	133	147	143	123	126	119	57	47	76	191	2,514	87%
BB	23	2	25	3	30	12	—	—	5	14	39	33	2	14	202	7%
B	—	—	2	1	11	—	—	—	4	—	32	—	4	15	69	3%
CCC, CC, C	—	—	—	—	1	—	—	—	—	—	—	—	—	5	6	0%
D	—	—	2	—	—	—	—	—	—	—	—	—	—	—	2	0%

Subtotal	23	2	29	4	42	12	—	—	9	14	71	33	6	34	279	10%
Not Rated (b)	—	—	3	10	15	10	—	13	—	1	—	20	7	11	90	3%

Total	$576	$355	$258	$234	$190	$169	$143	$136	$135	$134	$128	$100	$89	$236	$2,883	100%

	Fair Value By Industry
NAIC designation	Asset Managers	Banking	Technology	Insurance	Consumer	Other Financials	Utilities	REITs	Autos	Basic Industry	Retailers	Media	Capital Goods	Other	Total	% Total
1	$37	$161	$82	$186	$95	$66	$78	$53	$71	$11	$26	$3	$38	$76	$983	34%
2	516	192	144	33	49	88	65	83	55	108	31	44	38	116	1,562	54%

Subtotal	553	353	226	219	144	154	143	136	126	119	57	47	76	192	2,545	88%
3	23	2	24	4	34	7	—	—	5	15	39	33	2	14	202	7%
4	—	—	1	—	9	8	—	—	4	—	32	—	4	16	74	3%
5	—	—	5	—	3	—	—	—	—	—	—	20	7	9	44	2%
6	—	—	2	—	—	—	—	—	—	—	—	—	—	—	2	0%

Subtotal	23	2	32	4	46	15	—	—	9	15	71	53	13	39	322	12%
Total insurance companies	$576	$355	$258	$223	$190	$169	$143	$136	$135	$134	$128	$100	$89	$231	$2,867	100%

No NAIC designation (c)	—	—	—	11	—	—	—	—	—	—	—	—	—	—	11
Non-Insurance and Foreign Companies	—	—	—	—	—	—	—	—	—	—	—	—	—	5	5

Total	$576	$355	$258	$234	$190	$169	$143	$136	$135	$134	$128	$100	$89	$236	$2,883

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	17% of not rated securities are NAIC 1, 23% NAIC 2, 41% NAIC 5 and 12% do not have a designation.

Appendix D American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2022 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Asset Managers	Banking	Other Financials	Technology	Insurance	Consumer	REITs	Retailers	Basic Industry	Media	Autos	Capital Goods	Energy	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$10	$—	$—	$—	$—	$—	$—	$—	$—	$—	$14	$24	1%
AA	—	—	23	39	21	48	—	5	—	—	—	—	16	11	163	6%
A	52	144	43	54	129	29	54	17	3	—	42	45	—	58	670	26%
BBB	442	214	90	105	27	44	63	32	83	32	30	22	17	86	1,287	49%

Subtotal	494	358	156	208	177	121	117	54	86	32	72	67	33	169	2,144	82%
BB	22	—	12	23	1	22	2	49	8	34	11	1	5	10	200	7%
B	—	—	—	3	1	26	—	—	—	—	4	4	—	13	51	2%
CCC, CC, C	—	—	—	—	—	1	—	—	—	—	—	—	—	—	1	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	22	—	12	26	2	49	2	49	8	34	15	5	5	23	252	9%
Not Rated (b)	1	—	120	11	16	25	12	—	2	23	—	3	1	11	225	9%

Total	$517	$358	$288	$245	$195	$195	$131	$103	$96	$89	$87	$75	$39	$203	$2,621	100%

	Fair Value By Industry
NAIC designation	Asset Managers	Banking	Other Financials	Technology	Insurance	Consumer	REITs	Retailers	Basic Industry	Media	Autos	Capital Goods	Energy	Other	Total	% Total
1	$52	$144	$79	$103	$150	$88	$54	$22	$3	$—	$42	$45	$16	$80	$878	35%
2	443	213	91	105	29	48	75	32	83	32	30	24	17	88	1,310	53%

Subtotal	495	357	170	208	179	136	129	54	86	32	72	69	33	168	2,188	88%
3	22	—	12	29	2	27	2	49	10	54	11	2	6	13	239	9%
4	—	—	—	5	—	24	—	—	—	—	4	4	—	9	46	2%
5	—	—	—	3	—	8	—	—	—	3	—	—	—	8	22	1%
6	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	22	—	12	37	2	59	2	49	10	57	15	6	6	30	307	12%
Total insurance companies	$517	$357	$182	$245	$181	$195	$131	$103	$96	$89	$87	$75	$39	$198	$2,495	100%

No NAIC designation (c)	—	—	6	—	14	—	—	—	—	—	—	—	—	—	20
Non-Insurance and Foreign Companies	—	1	100	—	—	—	—	—	—	—	—	—	—	5	106

Total	$517	$358	$288	$245	$195	$195	$131	$103	$96	$89	$87	$75	$39	$203	$2,621

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For Other Financials, 84% are held by non-insurance companies and 11% are NAIC 1.

For the Total, 44% are held by non-insurance companies, 11% are NAIC 1, 12% NAIC 2 and 16% NAIC 3.

(c)	Surplus notes that are classified as other invested assets for STAT.

Appendix E American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 9/30/2023 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Whole Business	Commercial Real Estate	TruPS	Single Family Rental	Secured Financing (c)	Railcar	Triple Net Lease	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Other	Total	% Total
Investment Grade
AAA	$—	$408	$47	$171	$25	$—	$144	$—	$5	$10	$83	$893	40%
AA	60	6	142	10	20	—	21	5	—	10	24	298	13%
A	10	—	16	—	30	165	5	41	—	7	210	484	21%
BBB	360	—	—	—	1	6	—	31	55	—	27	480	21%

Subtotal	430	414	205	181	76	171	170	77	60	27	344	2,155	95%
BB	—	—	—	—	1	—	—	6	—	—	—	7	0%
B	—	—	—	—	1	—	—	1	—	—	—	2	0%
CCC, CC, C	—	—	—	—	—	—	—	4	—	—	—	4	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	—	2	—	—	11	—	—	—	13	0%
Not Rated (b)	—	—	—	—	95	—	—	5	—	—	9	109	5%

Total	$430	$414	$205	$181	$173	$171	$170	$93	$60	$27	$353	$2,277	100%

	Fair Value By Collateral Type
NAIC designation	Whole Business	Commercial Real Estate	TruPS	Single Family Rental	Secured Financing (c)	Railcar	Triple Net Lease	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Other	Total	% Total
1	$70	$345	$205	$180	$170	$165	$170	$46	$5	$25	$318	$1,699	77%
2	360	—	—	—	1	6	—	31	55	—	27	480	22%

Subtotal	430	345	205	180	171	171	170	77	60	25	345	2,179	99%
3	—	—	—	—	1	—	—	6	—	—	—	7	0%
4	—	—	—	—	1	—	—	1	—	—	—	2	0%
5	—	—	—	—	—	—	—	9	—	—	—	9	1%
6	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	—	2	—	—	16	—	—	—	18	1%
Total insurance companies	$430	$345	$205	$180	$173	$171	$170	$93	$60	$25	$345	$2,197	100%

No NAIC designation	—	—	—	—	—	—	—	—	—	—	8	8
Non-Insurance and Foreign Companies	—	69	—	1	—	—	—	—	—	2	—	72

Total	$430	$414	$205	$181	$173	$171	$170	$93	$60	$27	$353	$2,277

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	88% of not rated securities are NAIC 1 and 5% are NAIC 5.
(c)	Secured Financings are privately placed funding agreements secured primarily by Single Family Rental properties and Bank Loans.

Appendix F American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2022 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Commercial Real Estate	Whole Business	TruPS	Secured Financing (c)	Triple Net Lease	Single Family Rental	Railcar	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Auto	Other	Total	% Total
Investment Grade
AAA	$456	$—	$40	$25	$138	$156	$—	$—	$5	$8	$3	$29	$860	38%
AA	8	60	186	25	21	11	—	7	—	12	13	4	347	16%
A	—	4	7	34	8	—	160	38	—	33	—	191	475	21%
BBB	—	326	—	1	—	—	6	26	62	—	—	22	443	20%

Subtotal	464	390	233	85	167	167	166	71	67	53	16	246	2,125	95%
BB	—	—	—	1	—	—	—	7	—	—	—	—	8	0%
B	—	—	—	—	—	—	—	1	—	—	—	—	1	0%
CCC, CC, C	—	—	—	—	—	—	—	5	—	—	—	—	5	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	1	—	—	—	13	—	—	—	—	14	0%
Not Rated (b)	—	—	—	95	—	—	—	5	—	—	—	6	106	5%

Total	$464	$390	$233	$181	$167	$167	$166	$89	$67	$53	$16	$252	$2,245	100%

	Fair Value By Collateral Type
NAIC designation	Commercial Real Estate	Whole Business	TruPS	Secured Financing (c)	Triple Net Lease	Single Family Rental	Railcar	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Auto	Other	Total	% Total
1	$358	$64	$233	$179	$167	$166	$160	$46	$5	$34	$16	$229	$1,657	78%
2	—	326	—	1	—	—	6	26	62	—	—	22	443	21%

Subtotal	358	390	233	180	167	166	166	72	67	34	16	251	2,100	99%
3	—	—	—	1	—	—	—	7	—	—	—	—	8	0%
4	—	—	—	—	—	—	—	1	—	—	—	—	1	0%
5	—	—	—	—	—	—	—	9	—	—	—	1	10	1%
6	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	1	—	—	—	17	—	—	—	1	19	1%
Total insurance companies	$358	$390	$233	$181	$167	$166	$166	$89	$67	$34	$16	$252	$2,119	100%

No NAIC designation	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-Insurance and Foreign Companies	106	—	—	—	—	1	—	—	—	19	—	—	126

Total	$464	$390	$233	$181	$167	$167	$166	$89	$67	$53	$16	$252	$2,245

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

(b)	95% of not rated securities are NAIC 1 and 5% are NAIC 5.

(c)	Secured Financings are privately placed funding agreements secured by assets including Single Family Rental properties, Bank Loans, and Commercial and Residential mortgages.

Appendix G American Financial Group, Inc. Real Estate-Related Investments 9/30/2023 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$1,212	92%	95%	98%
Fund Investments	59	4%	—	—
QOZ Fund - Development	19	2%	—	—
Office	16	1%	88%	100%
Hospitality	10	1%	—	—
Land Development	5	0%	—	—
Student Housing	—	0%	—	—

Total	$1,321	100%

Real Estate

Property Type	Book Value	% of Book Value	Debt
Resort & Marina	$53	53%	$—
Marina	36	36%	—
Office Building	9	9%	—
Land	2	2%	—

Total	$100	100%	$—

Mortgage Loans

Property Type	Book Value	% of Book Value	Loan To Value
Multifamily	$461	71%	66%
Hospitality	126	20%	51%
Office	57	9%	89%

Total	$644	100%	65%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $1.8 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 9/30/23
(c)	Collections for July—September

Appendix H American Financial Group, Inc. Real Estate-Related Investments 12/31/2022 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

		% of
Investment Type	Book Value	Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$1,127	92%	95%	98%
Fund Investments	52	4%	—	—
QOZ Fund - Development	19	2%	—	—
Office	15	1%	93%	100%
Hospitality	9	1%	—	—
Land Development	6	0%	—	—
Student Housing	1	0%	—	—

Total	$1,229	100%

Real Estate

		% of
Property Type	Book Value	Book Value	Debt
Resort & Marina	$50	52%	$—
Marina	35	36%	—
Office Building	10	10%	—
Land	2	2%	—

Total	$97	100%	$—

Mortgage Loans

		% of	Loan To
Property Type	Book Value	Book Value	Value
Multifamily	$491	73%	67%
Hospitality	127	19%	52%
Office	58	8%	1

Total	$676	100%	66%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $1.7 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 12/31/22
(c)	Collections for October - December